UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2006

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 2 - Financial Information

Section 2 - Results of Operations and Financial Condition

Item 2.02 Results of Operations and Financial Condition

This response to Item 8.01 is incorporated by reference into this Item 2.02

Section 8 - Other Events

Item 8.01 Other Events

On January 24, 2006, at 1:00 p.m. EST, National Penn Bancshares, Inc. is holding a webcast to present information on its results of operations for the quarter and year ended December 31, 2005. The text of this presentation is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The slide presentation which accompanies the text of this webcast is filed as Exhibit 99.2 to this report and is incorporated herein by reference. Without limiting the generality of the foregoing, the text of the slides entitled “Safe Harbor Regarding Forward Looking Statements” and “Additional Information And Where To Find It” is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Text of Presentation for National Penn Bancshares, Inc. Webcast conducted on January 24, 2006.

99.2	Slide presentation for the National Penn Bancshares, Inc. Webcast conducted on January 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	January 24, 2006	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Presentation for National Penn Bancshares, Inc. Webcast to be conducted on January 24, 2006.
99.2	Slide presentation for the National Penn Bancshares, Inc. Webcast conducted on January 24, 2006.